UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): June 11, 2021 (June 10, 2021)

SILVER SPIKE ACQUISITION CORP.
(Exact name of registrant as specified in its charter)

Commission File Number: 001-39021

Cayman Islands	98-1605615

(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification No.)

660 Madison Avenue, Suite 1600, New York, New York 10065
(Address of principal executive offices, including zip code)

(212) 905-4923
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 140.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A ordinary shares, par value $0.0001 per share	SSPK	The NASDAQ Stock Market LLC
Redeemable warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50	SSPKW	The NASDAQ Stock Market LLC
Units, each consisting of one Class A ordinary share and one-half of one redeemable warrant	SSPKU	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement

Agreement and Plan of Merger Amendment

On June 10, 2021, Silver Spike Acquisition Corp., a Cayman Island exempted company (“Silver Spike” or the “Company”), entered into the First Amendment (the “Amendment”) to the Agreement and Plan of Merger (the “Merger Agreement”), dated December 10, 2020, by and among Silver Spike, Silver Spike Merger Sub LLC, a Delaware limited liability company and a wholly owned direct subsidiary of Silver Spike (“Merger Sub”), WM Holding Company, LLC, a Delaware limited liability company (“WMH”), and Ghost Media Group, LLC, a Nevada limited liability company, solely in its capacity as the initial holder representative. Pursuant to the Merger Agreement, (i) Silver Spike will domesticate from a Cayman Islands exempted company to a Delaware corporation with the new name of “WM Technology, Inc.” (“New WMH”), and (ii) Merger Sub will merge with and into WMH with WMH continuing as the surviving entity and a subsidiary of New WMH (clauses (i) and (ii) together with the other transactions contemplated by the Merger Agreement, the “Business Combination”). Capitalized terms used in this Current Report on Form 8-K but not otherwise defined herein have the meanings given to them in the Merger Agreement.

Under the terms of the Merger Agreement, either the Company or WMH could terminate the Merger Agreement by written notice to the other party if the closing of the Business Combination did not occur by June 10, 2021 (the “Termination Date”) (subject to certain exceptions). Pursuant to the Amendment, the Merger Agreement was amended to change the Termination Date to July 10, 2021.

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by the terms of the Amendment, a copy of which is attached as Exhibit 2.1 hereto and is incorporated by reference herein.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As described below under Item 5.07 of this Current Report on Form 8-K, on June 10, 2021, Silver Spike convened its extraordinary general meeting (the “General Meeting”) to approve, among other things, the previously announced Business Combination.

At the General Meeting, the Company’s shareholders approved, among other items, the New WMH 2021 Equity Incentive Plan (the “Incentive Plan”) and the New WMH 2021 Employee Stock Purchase Plan (the “Stock Plan”). A description of the material terms of each of the Incentive Plan and Stock Plan is included in the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on May 25, 2021 (the “Proxy Statement”), which descriptions are incorporated herein by reference. Such descriptions do not purport to be complete and are qualified in their entirety by reference to the full text of the Incentive Plan and Stock Plan, which are attached as Annex F and Annex G, respectively, to the Proxy Statement and are also incorporated herein by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On June 10, 2021, Silver Spike convened the General Meeting. At the General Meeting, a total of 16,870,394 Class A ordinary shares and 6,250,000 Class B ordinary shares of Silver Spike, out of a total of 24,998,575 Class A ordinary shares and 6,250,000 Class B ordinary shares issued and outstanding and entitled to vote as of the close of business on May 19, 2021 (the record date for the General Meeting), were present or represented by proxy. A summary of the voting results for the following proposals, each of which is described in detail in the joint proxy statement/prospectus dated May 25, 2021 and first mailed to Silver Spike’s shareholders on or about May 28, 2021, is set forth below:

Proposal 1: Adoption of the Business Combination Proposal

Silver Spike’s shareholders approved the transactions contemplated by the Merger Agreement, pursuant to which Merger Sub will be merged with and into WMH, whereupon the separate limited liability company existence of Merger Sub will cease and WMH will be the surviving company and continue in existence as a subsidiary of New WMH, on the terms and subject to the conditions set forth therein. The following were the tabulated votes “For” and “Against” this proposal as well as the number of “Abstentions” and “Broker Non-Votes”:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
22,340,887	4,239	775,268	—

Proposal 2: Adoption of the Nasdaq Proposal

Silver Spike’s shareholders approved, for purposes of complying with the Nasdaq Stock Market Listing Rules 5635(a), (b) and (d), the issuance by Silver Spike of an aggregate of (i) 32,500,000 shares of Class A common stock, par value $0.0001 per share, to investors pursuant to the subscription agreements (the "subscription investors"), dated as of December 10, 2020, by and among Silver Spike and such subscription investors, pursuant to which the subscription investors will purchase subscription shares in a privately negotiated transaction in connection with the consummation of the Business Combination ("subscription agreements"), and (ii) 65,984,049 shares of Class V common stock, par value $0.0001 per share, to certain members of WMH prior to the closing of the Business Combination (the "WMH equity holders") pursuant to the Merger Agreement, in each case in a private placement, the proceeds of which will be used to ﬁnance the Business Combination and related transactions and the costs and expenses incurred in connection therewith. The following were the tabulated votes “For” and “Against” this proposal as well as the number of “Abstentions” and “Broker Non-Votes”:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
22,312,719	16,124	791,551	—

Proposal 3: Adoption of the Domestication Proposal

Silver Spike’s shareholders approved by special resolution the change of Silver Spike's jurisdiction of incorporation from the Cayman Islands to the State of Delaware by deregistering as an exempted company in the Cayman Islands and domesticating and continuing as a corporation incorporated under the laws of the State of Delaware. The following were the tabulated votes “For” and “Against” this proposal as well as the number of “Abstentions” and “Broker Non-Votes”:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
22,336,462	5,772	778,160	—

Proposal 4: Adoption of the Organizational Documents Proposal A

Silver Spike’s shareholders approved (i) the change of Silver Spike’s name from “Silver Spike Acquisition Corp.” to “WM Technology, Inc.,” (ii) adopting Delaware as the exclusive forum for certain stockholder litigation, (iii) upon the closing of the Business Combination (the "Closing"), making New WMH's corporate existence perpetual, (iv) upon the Closing, providing for the ineffectiveness of certain provisions related to New WMH’s status as a blank check company that will no longer be applicable to us upon consummation of the Business Combination and (v) granting an explicit waiver regarding corporate opportunities to New WMH and its directors, subject to certain exceptions. The following were the tabulated votes “For” and “Against” this proposal as well as the number of “Abstentions” and “Broker Non-Votes”:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
22,336,932	5,661	777,801	—

Proposal 5: Adoption of the Organizational Documents Proposal B

Silver Spike’s shareholders approved provisions providing that Silver Spike's board of directors will be divided into three classes following the Business Combination, with each class generally serving for a term of three years and with only one class of directors being elected in each year. The following were the tabulated votes “For” and “Against” this proposal as well as the number of “Abstentions” and “Broker Non-Votes”:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
21,373,795	963,700	782,899	—

Proposal 6: Adoption of the Organizational Documents Proposal C

Silver Spike’s shareholders approved provisions providing that the directors of Silver Spike, except for preferred stock directors, may only be removed for cause. The following were the tabulated votes “For” and “Against” this proposal as well as the number of “Abstentions” and “Broker Non-Votes”:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
21,360,036	959,778	800,580	—

Proposal 7: Adoption of the Organizational Documents Proposal D

Silver Spike’s shareholders approved provisions removing the ability of shareholders to call a special meeting of shareholders. The following were the tabulated votes “For” and “Against” this proposal as well as the number of “Abstentions” and “Broker Non-Votes”:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
21,192,135	1,102,024	826,235	—

Proposal 8: Adoption of the Organizational Documents Proposal E

Silver Spike’s shareholders approved provisions removing the ability of shareholders to act by written consent in lieu of a meeting. The following were the tabulated votes “For” and “Against” this proposal as well as the number of “Abstentions” and “Broker Non-Votes”:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
21,258,958	1,058,846	802,590	—

Proposal 9: Adoption of the Organizational Documents Proposal F

Silver Spike’s shareholders approved the change in the authorized capital stock of Silver Spike from (i) 200,000,000 Class A ordinary shares, par value $0.0001 per share, 20,000,000 Class B ordinary shares, par value $0.0001 per share, and 1,000,000 preferred shares, par value $0.0001 per share, to (ii) 1,500,000,000 shares of Class A common stock, par value $0.0001 per share, 500,000,000 shares of Class V common stock, par value $0.0001 per share, and 75,000,000 shares of preferred stock, par value $0.0001 per share. The following were the tabulated votes “For” and “Against” this proposal as well as the number of “Abstentions” and “Broker Non-Votes”:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
21,771,617	525,448	823,329	—

Proposal 10: Adoption of the Director Election Proposal

The holders of Silver Spike’s Class B ordinary shares (i) re-elected Silver Spike’s current director, Scott Gordon and (ii) elected Douglas Francis, Justin Hartﬁeld, Christopher Beals, Tony Aquila, Fiona Tan, Olga Gonzalez, and Brenda Freeman, in each case, to serve as directors upon completion of the Business Combination until their respective successors are duly elected and qualified, or until their earlier death, resignation or removal. The following were the tabulated votes “For” and “Against” this proposal as well as the number of “Abstentions” and “Broker Non-Votes”:

Scott Gordon

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
6,250,000	0	0	—

Douglas Francis

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
6,250,000	0	0	—

Justin Hartfield

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
6,250,000	0	0	—

Christopher Beals

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
6,250,000	0	0	—

Tony Aquila

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
6,250,000	0	0	—

Fiona Tan

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
6,250,000	0	0	—

Olga Gonzalez

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
6,250,000	0	0	—

Brenda Freeman

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
6,250,000	0	0	—

Proposal 11: Adoption of the Incentive Plan Proposal

Silver Spike’s shareholders approved the Incentive Plan. The following were the tabulated votes “For” and “Against” this proposal as well as the number of “Abstentions” and “Broker Non-Votes”:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
16,898,948	5,407,719	813,727	—

Proposal 12: Adoption of the Stock Plan Proposal

Silver Spike’s shareholders approved the Stock Plan. The following were the tabulated votes “For” and “Against” this proposal as well as the number of “Abstentions” and “Broker Non-Votes”:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
17,093,586	5,228,100	798,708	—

Item 8.01.	Other Events.

In connection with the shareholder vote at the General Meeting, public shareholders had the right to elect to redeem all or a portion of their public shares for a per-share price calculated in accordance with the Silver Spike’s charter. Public shareholders holding 10,012 Class A ordinary shares validly elected to redeem their public shares. Public shareholders who elected to redeem their public shares may revoke their elections at any time prior to the Closing.

The Closing is expected to occur on June 15, 2021, subject to the satisfaction or waiver of the conditions contained in the Merger Agreement.

CAUTION ABOUT FORWARD-LOOKING STATEMENTS

The information in this Current Report includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as “estimate,” “plan,” “project,” “forecast,” “intend,” “will,” “expect,” “anticipate,” “believe,” “seek,” “target” or other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding estimates and forecasts of financial and performance metrics, projections of market opportunity and market share, expectations and timing related to commercial product launches, potential benefits of the transaction and the potential success of WMH’s go-to-market strategy, and expectations related to the terms and timing of the transaction. These statements are based on various assumptions, whether or not identified in this Current Report, and on the current expectations of WMH’s and Silver Spike’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of WMH and Silver Spike. These forward-looking statements are subject to a number of risks and uncertainties, including changes in domestic and foreign business, market, financial, political and legal conditions; the inability of the parties to successfully or timely consummate the proposed Business Combination; failure to realize the anticipated benefits of the proposed Business Combination; risks relating to the uncertainty of the projected financial information with respect to WMH; future global, regional or local economic and market conditions affecting the cannabis industry; the development, effects and enforcement of laws and regulations, including with respect to the cannabis industry; WMH’s ability to successfully capitalize on new and existing cannabis markets, including its ability to successfully monetize its solutions in those markets; WMH’s ability to manage future growth; WMH’s ability to develop new products and solutions, bring them to market in a timely manner, and make enhancements to its platform and WMH’s ability to maintain and grow its two sided digital network, including its ability to acquire and retain paying customers; the effects of competition on WMH’s future business; the ability of Silver Spike or the combined company to issue equity or equity-linked securities in connection with the proposed Business Combination or in the future; the outcome of any potential litigation, government and regulatory proceedings, investigations and inquiries; and those factors discussed in Silver Spike’s final prospectus dated August 7, 2019, Annual Report on Form 10-K/A for the fiscal year ended December 31, 2020 and Quarterly Report on Form 10-Q for the quarter ended March 31, 2021, and the registration statement on Form S-4 (File No. 333-252186) dated January 15, 2021 (as amended on March 11, 2021, April 1, 2021, May 14, 2021 and May 25, 2021), in each case, under the heading “Risk Factors,” and other documents of Silver Spike filed, or to be filed, with the SEC. If any of these risks materialize or our assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that neither Silver Spike nor WMH presently know or that Silver Spike and WMH currently believe are immaterial that could also cause actual results to differ from those contained in the forward looking statements. In addition, forward-looking statements reflect Silver Spike’s and WMH’s expectations, plans or forecasts of future events and views as of the date of this Current Report. Silver Spike and WMH anticipate that subsequent events and developments will cause Silver Spike’s and WMH’s assessments to change. However, while Silver Spike and WMH may elect to update these forward-looking statements at some point in the future, Silver Spike and WMH specifically disclaim any obligation to do so. These forward-looking statements should not be relied upon as representing Silver Spike’s and WMH’s assessments as of any date subsequent to the date of this Current Report. Accordingly, undue reliance should not be placed upon the forward-looking statements.

Item 9.01.	Exhibits and Financial Statements.

The following exhibits are furnished as part of this report:

Exhibit No.	Description
2.1	First Amendment, dated June 10, 2021 to Agreement and Plan of Merger, dated December 10, 2020, by and among Silver Spike, Merger Sub, WMH and the Holder Representative named therein

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SILVER SPIKE ACQUISITION CORP.

Date: June 11, 2021	By:	/s/ Greg Gentile
Greg Gentile
Chief Financial Officer